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                                                                    EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

        In connection with the Quarterly Report of Stellar Technologies, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "report"), Richard A. Schmidt, Chief Executive Officer of the Company, and John Baker, Chief Financial Officer of the Company, do each hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

        (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ Richard A. Schmidt
                                                  ----------------------
                                                  Richard A. Schmidt
                                                  Chief Executive Officer


                                                  /s/ John Baker
                                                  --------------
                                                  John Baker
                                                  Chief Financial Officer


Date:  May 16, 2005